Net Income Attributable to Canon Inc. Shareholders per Share (Reconciliation of Numerators and Denominators of Basic and Diluted Net Income Attributable to Canon Inc. Shareholders Per Share Computations) (Detail) - JPY (¥)
¥ / shares in Units, ¥ in Millions
	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Earnings Per Share Disclosure [Line Items]
Net income attributable to Canon Inc.	¥ 150,650	¥ 220,209	¥ 254,797
Average common shares outstanding	1,092,070,680	1,092,017,955	1,112,509,931
Stock options		34,931	4,393
Diluted common shares outstanding	1,092,070,680	1,092,052,886	1,112,514,324
Net income attributable to Canon Inc. shareholders per share:
Basic	¥ 137.95	¥ 201.65	¥ 229.03
Diluted	¥ 137.95	¥ 201.65	¥ 229.03